Corporate Presentation July 2025 Exhibit 99.1

2 This presentation contains certain forward-looking statements about Curis, Inc. (“we,” “us,” or the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “expect(s),” “believe(s),” “will,” “may,” “anticipate(s),” “focus(es),” “plans,” “mission,” “strategy,” “potential,” “estimate(s)”, “opportunity,” "intend," "project," "seek," "should," "would," likelihood,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are statements that are not historical facts, reflect management’s expectations as of the date of this presentation, and involve important risks and uncertainties. Forward-looking statements herein include, but are not limited to, statements with respect to the timing and results of clinical milestones; ongoing and future clinical trials and the results of these trials; expectations with respect to regulatory objectives; the clinical, therapeutic and market potential of emavusertib; our cash runway; the focus on emavusertib and management’s ability to successfully achieve its strategies and goals. These forward-looking statements are based on our current expectations and may differ materially from actual results due to a variety of important factors including, without limitation, risks relating to: regulatory action by the U.S. Food and Drug Administration ("FDA") or any equivalent foreign regulatory agency with regard to our trials; whether emavusertib will advance further in the clinical development process and whether and when, if at all, it will receive approval from the FDA or equivalent foreign regulatory agencies; whether historical preclinical and clinical trial results will be predictive of future clinical trial results; whether historical clinical trial results will be predictive of future trial results; whether emavusertib development efforts will be successful; whether emavusertib will be successfully marketed if approved; our ability to achieve the benefits contemplated by our collaboration agreements; management’s ability to successfully achieve its strategies and goals; the sufficiency of our cash resources; our ability to raise necessary additional capital to fund our operations on terms acceptable to us and the use of proceeds of any offering of securities or other financing; general economic conditions; competition; and the other risk factors contained in our periodic reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 which are available on the SEC website at www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events, except as required by law. This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys, and studies conducted by third parties as well as our own estimates. All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys, and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Our estimates of the potential market opportunities for our product candidates include several key assumptions based on our industry knowledge, industry publications, third-party research, and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities. While we believe that our internal assumptions are reasonable, no independent source has verified such assumptions. Cautionary note regarding forward looking statements and disclaimers

3 Emavusertib Potential first-in-class inhibitor of IRAK4 • Being evaluated in Phase 1/2 clinical studies in NHL, AML, and Solid Tumors • Anticipated 2025 milestones: o Data from 30-35 PCNSL patients (Q4 ‘25) • Expected cash runway into Q4 ‘25 Well tolerated in monotherapy & combination Abbreviations: Interleukin 1 Receptor Associated Kinase 4 (IRAK4), Acute Myeloid Leukemia (AML), Non-Hodgkin Lymphoma (NHL), Primary Central Nervous System Lymphoma (PCNSL), Bruton’s Tyrosine Kinase inhibitors (BTKi), Hypomethylating agents (HMA), B-Cell Lymphoma 2 inhibitor (BCL2i) and American Society of Hematology (ASH) Encouraging clinical data in NHL and AML Demonstrated synergy with BTKi, HMA, BCL2i

4 Curis Leadership Team Experienced and Accomplished Dr. Hamdy is Chief Medical Officer of Curis. Prior to joining Curis, he served as CEO and Chairman of the board of directors of Vincerx Pharma, Inc. Prior to Vincerx, Dr. Hamdy co-founded Acerta Pharma, LLC, and served as its CEO and CMO. Before Acerta, Dr. Hamdy was CMO of Pharmacyclics, Inc. Dr. Hamdy is an Adjunct Professor and a member of the Dean’s Council at UC Santa Cruz. Dr. Hamdy received his MBBCH from the KasrAlainy School of Medicine at the University of Cairo, Egypt. Mr. Dentzer is Chief Executive Officer and a member of the Board of Directors of Curis. Mr. Dentzer joined Curis in 2016 and was named CEO in 2018. Prior to joining Curis, Mr. Dentzer held senior leadership positions with Dicerna, Amicus, and Biogen. In 2021, Mr. Dentzer was named a Top 25 CEO in Biotech by The Healthcare Technology Report and currently serves on the Board of Directors of Imunon. Mr. Dentzer holds a B.A. in Philosophy from Boston College and an M.B.A. from the University of Chicago. Dr. Zung is Chief Development Officer of Curis, joining the company in May 2023. Prior to joining Curis, Dr. Zung served as Chief Development Officer of Evelo Biosciences where he was responsible for the operational design and execution of Evelo’s clinical programs. Dr. Zung held previous leadership roles at WCG, Covance, UCB, BMS, and Pfizer. Dr. Zung also serves on the advisory board of Saama Technologies. Dr. Zung received his Ph.D. in analytical chemistry from Emory University. Ms. Duvall is Chief Financial Officer of Curis, joining the company in August 2022. Prior to joining Curis, Ms. Duvall served as CFO of Genocea Biosciences. She was the CAO of Bioverativ and responsible for developing the financial profile. Earlier in her career, she held financial leadership positions of increasing responsibility at Biogen, Merck, and PricewaterhouseCoopers. Ms. Duvall holds a B.A. in economics and public policy from Colby College and an M.S. in accounting and MBA from Northeastern University. James Dentzer President and CEO Jonathan Zung Chief Development Officer Ahmed Hamdy Chief Medical Officer Diantha Duvall Chief Financial Officer

Emavusertib Has Potential to Address Multiple Unmet Needs

CURIS

In Lymphoma

- NFkB dysregulation in NHL is driven by two pathways: BCR and TLR[1]
- Existing therapies target BTK (in the BCR Pathway); emavusertib targets IRAK4 (in the TLR Pathway) enabling a dual-suppression of NFkB

In Leukemia

- IRAK4 has emerged as the leading candidate driving innate immune signaling in AML and MDS[2]
- Concomitant targeting of IRAK4 and FLT3 is the most effective means to overcome the adaptive resistance incurred when targeting FLT3[3]

In Solid Tumors

- IRAK4 upregulation is associated with increased phenotypically exhausted TILs, MDSCs, increased CD4+ T regs, and resistance to aPD-1 therapy[4,5]
- Initial data suggest emavusertib potentiates both chemo- and immunotherapies[6,7]



In Lymphoma
BCR and TLR pathways drive disease
In Leukemia
TLR and FLT3 pathways drive disease
BCR
TLR
FLT3
Cell membrane
Cytoplasm
emavusertib + BTKi
binds to IRAK4 and BTK, blocking BCR and TLR pathways
emavusertib monotherapy
binds to IRAK4 and FLT3, blocking TLR and FLT3 pathways
BTK
MyD88
IRAK4/IRAK4-L
IRAK1
emavusertib
RAS
RAF
MEK
ERK
TRAF6
MAPK
DYRK1A
CLK
RNA splicing
Spliceosome mutations U2AF1 or SF3B1
NF-κB
Nucleus
Proliferation, Differentiation, Survival

Bennett, Curr Opin Hematol. 2022, Grafone, Oncol Rev. 2012, Kelly, J Exp Med. 2015, Wang, Cancer Cell. 2023

1 – Bennett, Curr Opin Hematol. 2022, Grafone, Oncol Rev. 2012, Kelly, J Exp Med. 2015, Wang, Cancer Cell. 2023; 2 – Smith, Nat Cell Biol. 2019; 3 - Melgar, Sci Transl Med. 2019; 4 - Martin Lasola, Cancer Immunol Res. 2017; 5 - Somani, Gastroenterology. 2022; 6 - Li, JCI Insight. 2019; 7 - 2024 IRAK4 Symposium

5

Emavusertib in NHL

Emavusertib Mechanism in NHL


BCR Pathway
TLR Pathway
B cell receptor
TLR1 TLR2 TLR4 TLR5 TLR6
Endosome
TLR7 TLR8 TLR9
ibrutinib (BTKi)
BTK
CARD11
MALT1
BCL10
Myddosome
MYD88
IRAK1
IRAK4
emavusertib
NF-κB
overactivity
NHL

Dual blockade of the TLR and BCR pathways maximizes downregulation of NF-κB[1]

NF-κB overactivity drives disease in NHL

TakeAim Lymphoma Clinical Outcomes, ASH 2023 Poster
Abbreviations: B-Cell Receptor (BCR), Toll-Like Receptor (TLR), and Non-Hodgkin lymphoma (NHL)

1 - Dadashian, Ca Res. 2019

7

8 Mechanism Demonstrated in Preclinical NHLModels Preclinical data for emavusertib and ibrutinib in OCI-Ly10 model (Booher et al., IWWM 2018) vehicle ibrutinib (BTKi) emavusertib CA-4948 + Ibrutinib Tumor Growth in OCI-Ly10 Model 0 5 10 15 20 25 30 0 200 400 600 800 1000 1200 1400 Days of treatment M e a n T u m o r V o lu m e ( m m 3 ) + S E M Dosing: QDx28, PO Vehicle Ibrutinib, 12.5 mg/kg CA-4948, 100 mg/kg + Ibrutinib, 12.5 mg/kg CA-4948, 100 mg/kg 87% TGI Monotherapy vs. Combination in NHL model emavusertib + BTKi Dual blockade of the TLR and BCR pathways achieved deeper tumor reduction

9 Safety profile in NHL • 47 patients treated in NHL • Shown to be well tolerated • No dose-limiting myelosuppression has been observed • Emavusertib crosses the BBB • No dose-limiting CNS toxicities have been observed Grade 3+ Treatment-Related Adverse Event Reported in > 1 Patients, n (%) 100 mg BID ema +ibr (n=13) 200 mg BID ema +ibr (n=27) 300 mg BID ema +ibr (n=7) Total (n=47) # patients having grade 3+ TRAEs 5 (38) 11 (41) 6 (86) 22 (47) Neutropenia 4 (31) 1 (4) 0 5 (11) Lipase increased 2 (15) 1 (4) 0 3 (6) Platelet count decreased 0 2 (7) 1 (14) 3 (6) Alanine aminotransferase increased 0 1 (4) 1 (14) 2 (4) Amylase increased 2 (15) 0 0 2 (4) Aspartate aminotransferase increased 0 1 (4) 1 (14) 2 (4) Fatigue 0 1 (4) 1 (14) 2 (4) Hyponatraemia 0 2 (7) 0 2 (4) Leukopenia 2 (15) 0 0 2 (4) Syncope 0 1 (4) 1 (14) 2 (4) Safety data as of May 1, 2025 Abbreviation: Treatment Related Adverse Event (TRAE), ibrutinib (IBR), Dose Limiting Toxicity (DLT), Blood Brain Barrier (BBB), Central Nervous System (CNS), twice daily (BID)

10 0 56 112 168 224 280 336 392 448 504 560 616 672 728 784 840 896 952 1008 1064 Study Day 550 650 750 850 950 1050 1150 1250 1350 1450 1550 1650 1750 1850 1950 2050 2150 2250 2350 2450 2550 2650 2750 2850 2950 Ig M ( m g /d L ) Single-agent activity demonstrated in NHL 2022 IWWM Conference Presentation PR IgM values were used as the measure for tumor burden for WM/LPL patients; sum of product of diameters of target lesions were used as the measure for other lymphoma types. Tumor Reduction Sustained up to 3+ Years Case Study in Dose Response (WM patient) Individual Subject: Diagnosis Dosing increases led to deeper response Abbreviations: Lymphoplasmacytic Lymphoma (LPL), Follicular Lymphoma (FL), Partial Response (PR) 300 mg 200/300 mg 200 mg 100 mg 50 mg Year 1 Year 2 Year 3

11 Clinical Study Design Part A in multiple NHL subtypes – Parts B & C in the PCNSL subtype Multiple NHL Subtypes dose escalation • emavusertib + ibrutinib • emavusertib COMPLETED PCNSL in BTKi-experienced patients • emavusertib + ibrutinib PCNSL in BTKi-naïve patients • emavusertib + ibrutinib • emavusertib • ibrutinib single-arm design intended to support Accelerated Approval randomized design intended to support Confirmatory Study Part A Part B Part C Parts B & C are currently enrolling Note: Part C is a randomized study comparing the emavusertib + ibrutinib combination versus ibrutinib monotherapy to support full approval; it also includes an arm of emavusertib monotherapy as required for NDA submission; patients who progress on a monotherapy therapy arm are eligible to crossover to the combination therapy arm.

PCNSL Clinical Data

*Anti-cancer activity observed in **BTKi-naïve** and **BTKi-experienced** patients*

In BTKi-naïve patients:

Adding emavusertib to ibrutinib **achieved higher ORR** than published data for ibrutinib alone

- *63% for ibr + ema (5 of 8 patients ITT)*
- *39% for ibr monotherapy[1] (15 of 38 patients ITT)*

In BTKi-experienced patients:

Adding emavusertib **reversed tumor growth**, with reductions in tumor size in 11 patients, incl 7 responses

1 – Soussain, Eur J Cancer 2019
Abbreviation: Intent to Treat (ITT)

Reduction in Tumor Burden



BTKi-naïve Patients
BTKi-experienced Patients
Best Percentage Change from Baseline in Disease Burden
0%
-20%
-40%
-60%
-80%
-100%

Data include all patients with calculable postbaseline tumor burden at cutoff date

Duration of Treatment



ongoing CR → 18 months
ongoing → 8 months
BTKi-naïve patients
Not Assessed →
Not Assessed
ongoing CR → 26 months
CR 15 months
CR 10 months
CR →
BTKi-experienced Patients
ongoing
patients without calculable postbaseline tumor burden
0 months
1 months
2 months
3 months
4 months
5 months

Data include all patients treated as of cutoff date

Clinical data cutoff: May 1, 2025

12

13 Diagnosis: PCNSL diagnosed on 30 Jun 2020 Baseline: Depression, elevated LFTs, loss of appetite, cerebral edema, mixed IBS, hiatal hernia, GERD, essential hypertension, and obstructive sleep apnea Prior Tx: Line 1: MTX, high-dose BCNU, Ara-C, thiotepa, WBRT, rituximab, and ASCT (PR) Line 2: ibrutinib (CR) Relapse: Disease progressed on treatment with ibrutinib on 29 Nov 2022, primary lesion measured 13 x 12 mm PCNSL Case Study Patient with R/R PCNSL treated with emavusertib + ibrutinib Male patient, 53 yrs Abbreviations: Liver Function Test (LFT), Irritable Bowel Syndrome (IBS), Gastroesophageal Reflux Disease (GERD), Methotrexate Sodium (MTX), Carmustine (BCNU), Cytosine Arabinoside (Ara-C), Whole Brain Radiation Therapy (WBRT) and Autologous Stem Cell Transplant (ASCT)

PCNSL Case Study

Patient with R/R PCNSL who achieved CR on emavusertib + ibrutinib after relapse on ibrutinib monotherapy
BASELINE
Jan 2023
(at screening)
Tumor Size
13 x 12 mm²
SD
Apr 2023
(Day 43)
Disease Stable
CR
May 2023
(Day 81)
Tumor Absent
CR
Aug 2023
(Day 187)
Tumor Absent
CR
Feb 2024
(Day 349)
Tumor Absent
CR
May 2024
(Day 442)
Tumor Absent

Axial Magnetic Resonance images (MRI) showing pre-treatment and post-treatment PCNSL brain images from one R/R PCNSL patient. After two cycles of emavusertib + ibrutinib, the patient showed stable disease (SD). Complete responses (CR) with absent lesions have been seen after cycle 4.

emavusertib + ibrutinib
C1D1: Feb 24, 2023

Patient still on tx:
~ 800 days*

Consistent with previous findings, these data support the hypothesis that emavusertib can re-sensitize patients to BTKi therapy, and demonstrates its potential to significantly advance R/R PCNSL treatment

Abbreviations: Cycle 1, Day 1 (C1D1), Treatment (tx)

* as of May 1, 2025

14

CURIS

Next Steps

Expand across NHL, to wherever BTKi monotherapy is used

NHL Subtype	Incidence in U.S.	Key Targets of Interest	Therapies Used
ABC-DLBCL	2 per 100,000	IRAK4, MYD88, CD79, NF-kB	**BTKi**, R-CHOP
PCNSL	0.5 per 100,000	IRAK4, MYD88, CD79, NF-kB	**BTKi**, Chemo, MTX, RT
WM	0.5 per 100,000	IRAK4, MYD88, CD79, NF-kB	**BTKi**, Chemo
MCL	0.5 per 100,000	BCR and TLR pathways	**BTKi**, Chemo, αCD20
MZL	1.5 per 100,000	IRAK4, MYD88, CARD11, NF-kB	**BTKi**, Chemo, αCD20, RT
CLL/SLL	4.5 per 100,000	NF-kB	**BTKi**, αCD20

Published Studies Support Potential in Multiple NHL Subtypes

- IRAK4i synergizes with BTKi to promote killing of **ABC-DLBCL**[1]
- Concurrent treatment with IRAKi and BTKi was significantly more potent in patient **CLL** cells than either drug alone[2]
- Data suggest IRAK4 as a novel treatment target for **CLL**; inhibition of IRAK4 blocks survival and proliferation of CLL cells[3]

[1] Kelly J Exp Med 2015, [2] Dadashian Ca Res 2019, [3] Giménez Leukemia 2020

Abbreviations: Nuclear factor-κB (NF-kB), proteasome inhibitors (PI)

Sources: 1. Vermaat, J. S., et al. (2019). MYD88 mutations identify a molecular subgroup of diffuse large B-cell lymphoma with an unfavorable prognosis. Haematologica, 105(2), 424–434 (Link); 2. Zhou, Y.,et al (2018). Analysis of genomic alteration in primary central nervous system lymphoma and the expression of some related genes. Neoplasia, 20(10), 1059–1069.(Link); 3. Alcoceba, M., et al (2022). MYD88 mutations: Transforming the landscape of IGM monoclonal gammopathies. International Journal of Molecular Sciences, 23(10), 5570. (Link); 4. Shekhar, R., et al. (2021). Frequency of MYD88 L256P mutation and its correlation with clinico-hematological profile in mature B-cell neoplasm. Hematology/Oncology and Stem Cell Therapy, 14(3), 231–239 (Link); 5. Insuasti-Beltran, G., et al. (2015). Significance of MYD88 L265P mutation status in the subclassification of Low-Grade B-Cell Lymphoma/Leukemia. Archives of Pathology & Laboratory Medicine, 139(8), 1035–1041 (Link); 6. Shuai, W., et al. (2020). Clinicopathological characterization of chronic lymphocytic leukemia with MYD88 mutations: L265P and non-L265P mutations are associated with different features. Blood Cancer Journal, 10(8) (Link);

15

16 Summary in NHL • Demonstrated anti-cancer activity in PCNSL • Orphan Drug designation received from both FDA and EMA in PCNSL • Next steps: ⁻ Continue enrollment in PCNSL toward potential Conditional Approval and Accelerated Approval ⁻ Work with EMA and FDA on confirmatory trial design in PCNSL ⁻ Prioritize the next NHL indications for expansion Lymphoma

Emavusertib in AML

18 Haspin Emavusertib Kinase Interaction Map % Inhibition at 0.1 nM Illustration reproduced courtesy of Cell Signaling Technology Target Kd nM IRAK1 12,000 IRAK2 >20,000 IRAK3 8,500 IRAK4 23 DYRK1A 25 FLT3 WT FLT3 (D835H) 31 5 FLT3 (D835V) 44 FLT3 (D835Y) 3 FLT3 (ITD) 8 FLT3 (F691L) 20 FLT3 (N841I) 16 Haspin (GSG2) 32 CLK1 10 CLK2 20 CLK3 >20,000 CLK4 14 TrkA 130 Emavusertib Binding Affinity DiscoverX Kinase Panel (378 kinases screened) Binds tightly to IRAK4 IRAK4 FLT3 CLK 1, 2, 4 Emavusertib Hits Multiple Targets of Interest in AML IRAK4-L and FLT3m are important drivers of disease Binds tightly to FLT3 Abbreviation: FLT3 mutations (FLTm)

19 Smith et al. Nat Cell Biol 2019 AML Patient Population (ordered by ratio of IRAK4-L to IRAK-S) Smith Nat Cell Biol 2019 800 600 400 200 0 Su m o f IR A K 4 v ar ia n ts IRAK4-L IRAK4-S adding back IRAK4-L restarts activity Control adding back IRAK4-S has no effect Knocking out IRAK4 stops leukemic activity IRAK4-L is expressed in nearly all AML patients IRAK4-L is a disease driver in nearly all AML patients IRAK4-L is oncogenic

20 FLT3m is a disease driver in ~1/3 of newly diagnosed AML patients1 IRAK4 activity increased after treatment with FLT3i IRAKi + FLT3i were synergistically cytotoxic 100 – 75 – 50 – 25 – 0 - Days after Transplant FLT3i + IRAKi FLT3iControl Leukemia-free survival of NRGS mice xenografted with AML-019 patient cells and treated with quizartinib 100755025 Days 100 – 75 – 50 – 25 – 0 – 60 2 4 8 10 FLT3i + IRAKi FLT3i Control IRAKi Viability of MLL-AF9; FLT3-ITD cells treated for 3 days with DMSO (control), quizartinib (0.5 μM), IRAKi (10 μM), and quizartinib + IRAKi Concomitant targeting of IRAK1 or IRAK4, alongside FLT3, is the most effective means to overcome the adaptive resistance incurred when targeting FLT32 12 hours 6 hours 0.8 – 0.6 – 0.4 – 0.2 – 0 – K in as e A ct iv it y relative phospho-peptide intensity of IRAK4 1 Kennedy, Front Oncol. 2020 2 Melgar, Sci Transl Med. 2019 P e rc e n t V ia b le C e lls IRAK4 inhibition overcomes adaptive resistance to FLT3i IRAKi + FLT3i significantly extended leukemia-free survival P e rc e n t Su rv iv al

21 Safety profile in AML • 102 patients treated in AML • Shown to be well tolerated • No dose-limiting myelosuppression has been observed Grade 3+ Treatment-Related Adverse Event Reported in > 1 Patients, n (%) 200 mg BID (n=17) 300 mg BID (n=75) 400 mg BID (n=8) 500 mg BID (n=2) Total (n=102) # patients having grade 3+ TRAEs 1 (5.9) 29 (38.7) 3 (37.5) 1 (50.0) 34 (33.3) Blood creatine phosphokinase increased 0 6 (8.0) 0 0 6 (5.9) Neutropenia 0 5 (6.7) 1 (12.5) 0 6 (5.9) Anaemia 0 5 (6.7) 0 0 5 (4.9) Platelet count decreased 0 3 (4.0) 0 0 3 (2.9) Rhabdomyolysis* 0 2 (2.7) 1 (12.5) 0 3 (2.9) Syncope 0 1 (1.3) 1 (12.5) 1 (50.0) 3 (2.9) Aspartate aminotransferase increased 0 2 (2.7) 0 0 2 (2.0) Febrile neutropenia 0 1 (1.3) 1 (12.5) 0 2 (2.0) Leukopenia 0 2 (2.7) 0 0 2 (2.0) Orthostatic hypotension 0 2 (2.7) 0 0 2 (2.0) Thrombocytopenia 0 2 (2,7) 0 0 2 (2.0) Source: TakeAim Leukemia FLT3 Clinical Presentation ASH 2024. Data as of October 31, 2024 * Three events of rhabdomyolysis were investigator-reported, 1/3 met laboratory defined criteria for rhabdomyolysis (CPK >10 x ULN and SCr ≥ 1.5 x ULN). Abbreviations: Treatment Related Adverse Event (TRAE) and Upper Limit Normal (ULN)

22 CR CR CRi-CRh MLFS CR CRh CRi CR CR CR CRi-CRh MLFS CR CRi -100% -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% CR MLFS CR CRh CRi CR CR CR MLFS CR -100% -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% Single-agent activity demonstrated in AML Patients with < 3 lines of prior therapy with FLT3m and treated at 300mg BIDAll Patients, All Dose Levels Data include all R/R AML patients determined to be evaluable for objective response using baseline and post-treatment marrow assessments as of Oct 31, 2024. Abbreviations: Complete Remission with incomplete count recovery (CRi), Complete Remission with partial hematological recovery (CRh), Morphologic Leukemia-Free State (MLFS), Stable Disease (SD); Progressive Disease (PD), Not Evaluable (NE) and Not Assessed (NA) Enrich for Dose & Mutation Status Before enriching for Optimal Dose & FLT3m 10 of 19 evaluable patients achieved objective response1 Source: TakeAim Leukemia FLT3 Clinical Presentation ASH 2024. Data as of October 31, 2024 1 - 2 of 21 patients were treated, but discontinued treatment prior to first disease response assessment (death occurred at Day 8 and Day 13, respectively), and were not included as evaluable. CR CRi CRh MLFS SD/PD/NE/NA Best response:

TakeAim Leukemia

Study design


1st Line
Fit Patients
Chemo
FLT3i
midostaurin
quizartinib
Unfit Patients
HMA
venetoclax
Relapsed/Refractory
FLT3i
gilteritinib
TakeAim Leukemia Study
in FLT3m AML
Salvage Line
emavusertib

Enroll patients after they progress on FLT3i

Objective is to demonstrate that by blocking both FLT3 and IRAK4, salvage line patients can achieve an objective response (IRAK4i overcomes adaptive resistance to FLT3i)

23

24 Clinical Data in FLT3m AML 1) Konopleva Cancer Discov 2016 [CR/CRi], 2) Itzykson Leuk Res 2015 [CR/CRi], 3) gilteritinib USPI [CR/CRh]; 4) emavusertib [CR/CRh(i)] 13% of patients were previously treated with a FLT3i (source: FDA label) The comparisons presented in the figures above represent cross-trial comparisons and do not involve data from a head-to-head clinical trials 81% of patients were previously treated with a FLT3i (n=21) emavusertib is 38% Benchmark is 21% FLT3i-naïve Salvage Line CR 11.6% CR 28.6% CRh 9.4% CRh/i 9.5% 0% 5% 10% 15% 20% 25% 30% 35% 40% CR + CRh/i Rate Emavusertib data include 21 patients < 3 lines of prior therapy treated with emavusertib monotherapy at 300mg BID Emavusertib is a potential best-in-class therapy in FLT3m AML (as monotherapy)

25 Presented at ASH 2024, data as of October 31, 2024 Includes 21 patients < 3 lines of prior therapy treated with emavusertib monotherapy at 300mg BID 7 of 10 responders achieved their first response at first assessment (Cycle 2 Day 1) P a ti e n t Duration of treatment (months) 0 1 2 3 4 5 6 7 8 9 10 11 200 mg BID (n=3) Proceeded to stem cell transplant Proceeded to stem cell transplant Not assessed: patient died prior to response assessment Not assessed: patient died prior to response assessment Indicates time of response MLFS MLFS MLFS CR CR CR CR CR CRi CRi CRh Duration of Treatment CR CRi CRh MLFS SD/PD/NE/NA Best response: Clinical Data in FLT3m AML MLFS CRi MLFS CR

26 Summary in AML • Emavusertib, as monotherapy, has the potential to be the best-in-class therapy in FLT3m AML • With additional funding, next step is a registrational head-to-head study vs. gilteritinib Leukemia

Solid Tumors

28 Ongoing studies (ISTs) of emavusertib in Solid Tumors Tumor Type Institution (Investigator) Emavusertib Combination Partner Pancreatic CRADA Washington University (Grierson) gemcitabine, nab-paclitaxel Colorectal CRADA Oklahoma University (Ulahannan) FOLFOX, bevacizumab Gastro/Esophageal Washington University (Grierson) FOLFOX, PD1 +/- trastuzumab Melanoma University of Florida (Doonan) pembrolizumab Urothelial CRADA Mount Sinai (Galsky) pembrolizumab Abbreviation: Investigator Sponsored Trial (IST)

Other Information

30 Financials and IP March 31, 2025 $20.3M Cash 10.5M Common Shares Outstanding 26.0M Fully Diluted Shares Outstanding 2035 Composition of Matter IP on emavusertib (before potential extension)

End of Presentation